                                                                EXHIBIT 10.10(b)


                                 FIRST AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT


         This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this
"Amendment") is made as of November 4, 1996 by and among Digital Television Services of South Carolina II, LP, a Georgia limited partnership ("Purchaser"), Santee Satellite Systems, Inc., a South Carolina corporation ("Satellite") and Santee Electric Cooperative, Inc., a South Carolina cooperative association ("Santee")(Satellite and Santee are hereinafter collectively referred to as "Sellers").

                                    RECITALS

         Purchaser and Sellers entered into an Asset Purchase Agreement dated as of October 5, 1996 (the "Agreement"). Capitalized terms used herein which are not otherwise defined shall have the meaning set forth in the Agreement. Purchaser and Sellers have determined that it is in their mutual best interest to amend the Agreement in accordance with Section 11.8 thereof.

                               TERMS OF AMENDMENT

         Purchaser and Sellers agree as follows:

         1. AMENDMENT TO SECTION 7.3. Section 7.3 shall be deleted in its entirety and the following new Section 7.3 shall be inserted in lieu thereof:

                  "7.3. CONSENT OF NRTC, DIRECTV AND OTHERS. Sellers and Purchaser shall join in and deliver the requests for the consent of the NRTC and DirecTv to the transfer of the NRTC Agreements, and such other requests for consent that Purchaser reasonably determines may be necessary or appropriate to consummate the transactions contemplated hereby, and they will each diligently take all steps necessary or desirable to obtain such consents. The failure of either of the parties to timely file or diligently seek the consents, or to cooperate fully with the other party with respect thereto, shall be deemed a material breach of this Agreement."

         2. AMENDMENT TO ARTICLE VIII. Section 8.7 shall be deleted in its entirety. Sections 8.8 and 8.9 shall be renumbered 8.7 and 8.8 respectively.

         3. AMENDMENT TO SECTION 11.13. (i) Section 11.13(a) shall be deleted in its entirety and the following new Section 11.13(a) shall be inserted in lieu thereof:

         "(a) Notwithstanding any other provision herein contained to the contrary, this Agreement may be terminated at any time prior to the Closing Date by (i) the mutual written consent of Sellers, (ii) either party upon written notice to the other party if the Closing has not occurred on or before the Termination Date, (iii) Sellers if the covenants and conditions set forth in Articles VII and IX required to be complied with or performed by Purchaser have not been complied with or performed by Purchaser and such noncompliance and nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) by Purchaser on or before the sixtieth (60th) day following written notice thereof from Sellers; provided that Sellers have not defaulted in any material respect with respect to any of its obligations hereunder, or (iv) Purchaser if the covenants and conditions set forth in Articles VII and VIII required to be complied with and performed by Sellers have not been complied with or performed by Sellers and such noncompliance and nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) by Sellers on or before the sixtieth (60th) day following written notice thereof from Purchaser; provided that Purchaser shall not have defaulted in any material respect with respect to any of its obligations hereunder."

         (ii)  Section 11.13(e) shall be deleted in its entirety.

         4. AMENDMENT OF SCHEDULE 4.2(d). Schedule 4.2(d) shall be deleted in its entirety and the Schedule 4.2(d) attached hereto shall be inserted in lieu thereof.

         5. MODIFICATION. Except as modified hereby, the terms and conditions of the Agreement shall remain in full force and effect.

         6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of South Carolina, without regard to the choice of law provisions thereof.

         7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each which shall be deemed an original but all which shall constitute one in the same Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Purchaser and Sellers have executed this Amendment as of this date first set forth above.

                          PURCHASER:

                          Digital Television Services of South Carolina II, LP

                          By:  Columbia DBS Management, LLC
                          Its: General Partner

                               By:
                                    ------------------------------------
                                    Douglas S. Holladay, Jr., President
                                    and Manager


                          SELLERS:

                          SATELLITE:

                          Santee Satellite Systems, Inc.

                          By:
                               ------------------------------------
                               Ed Whetsell, President


                          SANTEE:

                          Santee Electric Cooperative, Inc.

                          By:
                               ------------------------------------
                               Ed Whetsell, President



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